Taxes on Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of income tax [text block] [Abstract]
Israeli corporate income tax	23.00%	23.00%
Description of corporate tax rate	Benefits granted to a Preferred Enterprise include reduced tax rates.. As part of the Economic Efficiency Law (Legislative Amendments for Accomplishment of Budgetary Targets for Budget Years 2017-2018), 5777-2016, the tax rate for Area A will be 7.5% in 2017 onwards. In other regions, the tax rate is 16%. Preferred Enterprises in peripheral regions will be eligible for Investment Center grants, as well as the applicable reduced tax rates.
Description of net carryforward tax losses	The Company has net operating losses and capital losses for tax purposes as of December 31, 2020, of $174,548 and $507, respectively, which may be carried forward and offset against taxable income in the future for an indefinite period.
Net operating losses carryforwards	$ 8,967